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                                                                   EXHIBIT 10.14

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     REGISTRATION RIGHTS AGREEMENT, dated as of July 31, 1995, between Career Education corporation, a corporation organized under the laws of Delaware (the "Company"), Electra Investment Trust P.L.C., a corporation organized under the laws of England and Wales, and Electra Associates, Inc., a corporation organized under the laws of Delaware (individually, a "Stockholder" and collectively, the "Stockholders").

                              W I T N E S S E T H:

          WHEREAS, on the date hereof, each of the Stockholders has agreed to purchase (i) shares (collectively, the "Preferred Shares") of Series C Redeemable Preferred Stock, par value $.0l per share, of the Company (the "Series C Preferred Stock") and (ii) warrants (collectively, the "Warrants" and together with the Preferred Shares, the "Securities") to purchase shares of Class D Common Stock, par value $.0l per share, of the Company (the "Common Stock"), each as set forth opposite its name on Schedule I hereto; and

          WHEREAS, as a condition to the consummation of the purchase by the Stockholders of the Securities, the Company has agreed to provide certain registration rights pursuant to the terms of this Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto and in this
Section 1.

          1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.2 "Common Stock" shall mean the Common Stock of the character authorized on the date hereof or, in the case of a conversion, reclassification or exchange of such shares of such Common Stock, shares of the stock into or for which such shares of Common Stock shall be converted, reclassified or exchanged, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting from any subsequent conversion, reclassification or exchange therefor.

          1.3 "Exchange Act" shall mean the securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.4 "Holder" shall mean any holder of Registrable Securities; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 under the Securities Act shall not be considered a Holder.
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          1.5  "Initiating Holders" shall mean the Holders of Registrable
Securities representing (i) at least fifty-one percent (51%) of the Registrable Securities then outstanding and (ii) such number of Registrable Securities equal to at least five percent (St) of the number of Registrable Securities issuable upon exercise of the Warrants as of the date of this Agreement.

          1.6 "IPO" shall mean (i) the time at which the Company becomes a registered public company under the Exchange Act subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or (ii) the first time at which an offering, whether primary or secondary, of Common Stock or options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, is registered pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto) filed by the Company under the Securities Act or (iii) the merger of the Company into a corporation or other entity which at the time of such merger is required to file reports, proxy statements and other information with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. An Initial Public offering will be deemed to be consummated (i) on the date such registration is declared effective by the Commission and (ii) in the case of a merger, upon the effectiveness of the merger.

          1.7 "Penalty Warrants" shall have the meaning ascribed to such term in Section 7.1 of the Securities Purchase Agreement.

          1.8 "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          1.9 "Provident Warrant" shall mean the warrant to purchase shares of Common Stock issued on the date hereof to The Provident Bank in accordance with the Senior Loan Agreement as defined in the Securities Purchase Agreement.

          1.10 "Provident Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Provident Warrant.

          1.11 "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.12 "Registrable Securities" shall mean the (i) the Warrant Shares and (ii) any other shares of Common Stock acquired after the date of this Agreement and held by the Stockholders and their Permitted Transferees (as defined in the Stockholders' Agreement) from time to time; provided, however, that any such Registrable Securities shall cease to be included within the definition of Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they

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shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act or (d) they shall have ceased to be outstanding.

          1.13 "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Agreement, excluding underwriters' discounts and commissions but including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the compensation of regular employees of the Company and the fees and expenses one counsel for all Holders, all blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

          1.14 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.15 "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of the date hereof, among the Company and the parties thereto, as amended from time to time.

          1.16 "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities.

          1.17 "Stockholders' Agreement" shall mean that certain Amended and Restated Stockholders' Agreement, dated as of the date hereof, among the Company, the Stockholders, Heller Equity Capital Corporation, Heller Financial, Inc., John M. Larson and Robert E. Dowdell.

          1.18 "Warrant Shares" shall mean the shares of Common Stock issued or issuable upon exercise of the Warrants and the Penalty Warrants.


     2.   Requested Registration.

          2.1 Request for Registration. The Initiating Holders, by written request to the Company, may require the Company to effect a registration with respect to Registrable Securities (i) upon or concurrently with an IPO, or any time thereafter, or (ii) if earlier than an IPO, from and after the fourth anniversary of the date hereof. If the Initiating Holders elect to exercise their rights as permitted by clause (ii) above prior to an IPO, any such underwriting in connection therewith shall be required to meet the requirements of a NASDAQ Small Cap Company; provided, that, in connection therewith the Company shall take (or prior thereto the Company shall have taken) all such actions as shall be necessary to effect a stock-split with respect to its shares of Common Stock such that, after giving effect to such stock-split and after

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giving effect to the distribution of the Registrable Securities contemplated by the IPO, the public float criteria with respect to a NASDAQ Small Cap Company or NASDAQ-NMS listed company, as specified by the Initiating Holders, shall be satisfied. The Company shall:

          (a) promptly give written notice of the proposed registration to all other Holders (the "Demand Registration Notice"); and

          (b) as soon as practicable but not later than sixty (60) days (ninety
     (90) days in the case of an IPO) after receipt of the request from the Initiating Holders, use its best efforts and take all appropriate action to file such registration statement with the Commission, and shall use its best efforts and take all appropriate action to effect such registration as soon as possible following such filing (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the blue sky or other state securities laws requested by Initiating Holders and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of the Demand Registration Notice; provided, however, that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2
     (i) if a registration pursuant to this Section 2 has been declared or ordered effective within the prior twelve months or (ii) after the second such registration pursuant to this Section 2 has been declared or ordered effective.

          2.2 Additional Shares to be Included. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.5 below, include (a) other securities of the Company (the "Additional Shares") which are held by officers or directors of the Company or which are held by Persons who, by virtue of agreements with the Company, are entitled to include their securities with the Holders referred to in Section 2.1 above (collectively, the "Other Shareholders"), and (b) securities of the Company being sold for the account of the Company (the "Company Shares").

          2.3 Withdrawal of Registration. If the Initiating Holders inform the Company by written notice that they are withdrawing their registration request made pursuant to Section 2.1 above and the Initiating Holders pay all of the Company's Registration Expenses with respect to such registration incurred to the date of such notice, then the registration statement need not be filed and all efforts pursuant to this Agreement will not count as a registration (or an exercise of rights) under this Section 2; provided, however, that if the Company decides to proceed with the registration on its own behalf, or on behalf of any other shareholders, then the Initiating Holders shall not be required to pay any of the Company's Registration Expenses and such registration will not count as a registration (or an exercise of rights) under this Section 2.

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          2.4  Underwriting.

               (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the Demand Registration Notice, and such Demand Registration Notice shall also state that any registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and subject to the limitations provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

               (b) The Company shall (together with all Holders, officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders.

          2.5 Limitations on Shares to be Included. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company or the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten or that the inclusion of Additional Shares or Company Shares may adversely affect the sale price (of the shares to be registered) that may be obtained, first the Additional Shares shall be excluded from such registration to the extent so required by such limitation, then the Company Shares shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly practicable, to the respective amounts of Registrable Securities which they have requested to be included in such registration statement. If the Company or any Holder of Registrable SecUrities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such Person may elect to withdraw such Person's Registrable Securities, Additional Shares or Company Shares, as the case may be, therefrom by written notice to the Company, the underwriter and the Initiating Holders. If the withdrawal of any Registrable Securities, Additional Shares or Company Shares, as the case may be, would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, Company Shares or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer first to the Holders, second for the Company's own account and third to the Other Shareholders an opportunity to include additional shares of Registrable Securities, Company Shares or Additional Shares, as the case may be, in the proportions discussed above.

     3.   Company Registration.

          3.1 If the Company shall determine to register any of its securities either for

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its own account or the account of a security holder or holders exercising any demand registration rights,.other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 (under the Securities Act) transaction, the Company will:

          (a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

          (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.3 below. Such written request may specify all or a part of a Holder's Registrable Securities.

          3.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). The right of any Holder to require registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officers, directors or Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          3.3 Limitations on Shares to be Included. With respect to Company registrations or registrations effected by the Company for the account of a security holder or holders exercising any demand registration rights, notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first, to the Company for securities being sold for its own account, second, among all such Holders requesting registration and the holders of the Provident Warrant Shares requesting registration, and third, among all officers, directors or Other Shareholders (including those Shareholders exercising demand registration rights and on whose account the Company determined to register its securities pursuant to the exercise of such demand registration right, or otherwise), in each case in proportion, as nearly as practicable, to the respective amounts of Registrable Securities, Provident Warrant Shares or Additional Shares which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of Registrable Securities, Provident Warrant Shares or any officer, director or other Shareholder disapproves

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of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the, Company and the underwriter.

          3.4 Withdrawal from Registration. Any Holder requesting inclusion of Registrable Securities pursuant to this Section 3 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company; provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Holder shall have no such right to revoke its request. If the withdrawal of any Registrable Securities, Provident Warrant Shares or Additional Shares would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, Provident Warrant Shares or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer first to the Holders and the holders of the Provident Warrant Shares and second to the other Shareholders an opportunity to include additional shares of Registrable Securities, Provident Warrant Shares or Additional Shares, as the case may be, in the proportions discussed in
Section 3.3 above.

          3.5 Termination or Withdrawal by Company. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     4. Registration on Form S-3. In addition to the their rights set forth in Sections 2 and 3 above, if at any time (i) initiating Holders request that the Company file a registration statement on Form S-3 (or any successor form thereto) for a public offering of all or any portion of the Registrable Securities held by such requesting Holder or Holders, and (ii) the Company is a registrant entitled to use Form S-3 (or any successor form thereto) to register such securities, then the Company shall use its best efforts to register (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request) under the Securities Act on Form S-3 (or any successor form thereto), for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice.

     5. Expenses of Registration. Subject to Section 2.3, all Registration Expenses incurred in connection with the registration or qualification of, or compliance with, any registration statement under Sections 2, 3 and 4 of this Agreement, shall be borne by the Company. All Selling Expenses shall be borne pro rata by each Holder and each other Shareholder in accordance with the number of shares sold.

     6.   Registration Procedures.

          6.1 In the case of each registration to be effected by the Company pursuant

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to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and all amendments thereto and as to the completion thereof, advise any such Holder, upon request, of the progress of such proceedings, use its best efforts to effect the registration of any Registrable Securities under the Securities Act, and will, at its expense:

               (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission and to keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that the Company shall keep such registration effective for longer than one hundred and eighty (180) days if the costs and expenses associated with such extended registration are borne by the selling Holders; provided, further, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that (1) Rule 415 under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and (2) applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit the incorporation by reference into the registration statement of information contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement;

               (b) Subject to the provisos set forth in section 6.1(a) above, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) Furnish to each seller of Registrable Securities covered by such registration statement and each Holder two conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller or Holder, as the case may be, may reasonably request;

               (d) Promptly notify each seller of Registrable Securities covered by such registration statement and each Holder at any time when a prospectus relating thereto is

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required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) Use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause
(e) be obligated to be so qualified, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

               (f) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (g) Use its best efforts to list all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

               (h) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (i) Enter into such customary agreements (including underwriting agreements in customary form and reasonably acceptable to the Company) and take all such other actions as the holders of a majority of the Registration Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

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               (j) Make available for inspection by any seller of Registrable
Securities and each Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller, Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, Holder, underwriter, attorney or accountant in connection with such registration statement, which information shall be subject to reasonable restrictions concerning confidentiality and non-disclosure;

               (k) Furnish to each selling Holder upon request a signed counterpart, addressed to the selling Holder, of

                    (i) an opinion of counsel for the Company, dated the effective date of the registration statement and in form reasonably acceptable to the Company and such Holder, and

                    (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, in the case of (i) and (ii) covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

               (l) Furnish to each selling Holder a copy of all correspondence from or to the Commission in connection with any such offering;

               (m) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

               (n) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder.

          6.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders proposing to register Registrable

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Securities shall furnish to the Company such information regarding them, the
Registrable Securities held by them, and the intended method of distribution of such Registrable securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          6.3 In connection with the preparation and filing of each registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holders registering Registrable Securities in such registration and by their counsel.

     7.   Indemnification.

          7.1 Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will indemnify and hold harmless each Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities, joint and several (or actions, proceedings or settlements in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and expressly stated to be specifically for use therein.

          7.2 Indemnification by the Holders. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers, directors, partners, employees, agents, attorneys and consultants, and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder each other such Holder and each of their officers, directors, partners, employees, agents, attorneys and consultants, and each Person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities, joint and several (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each of its officers, directors, partners, employees, agents, attorneys and consultants, each underwriter or control Person, each other Holder and each of their officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder or other shareholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written.information furnished to the Company by such Holder with respect to such Holder and expressly stated to be specifically for use therein; provided, however, that the liability of any such Holder under this Section 7.2 shall be limited to the amount of proceeds received by such Holder in the offering giving rise to such liability.

          7.3 Notices of Claims, Procedures, etc. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Party having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto, shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (x) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (y) which requires action other than the payment of money by the Indemnifying Party. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          7.4  Contribution.  If the indemnification provided for in this
Section 7 shall for any reason be held by a court to be unavailable to an Indemnified Party under Section 7.1 or 7.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7.1 or 7.2, the Indemnified Party and the Indemnifying Party under Section 7.1 or 7.2 shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; provided, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such. fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 7.4 are several in proportion to the relative value of their respective Registrable securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     8. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     9. Transfer or Assignment of Registration Rights. The rights with respect to any Registrable Securities to cause the Company to register such securities granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder, in whole or in part, to a transferee or assignee of any Registrable Securities, and, in such case, the Company shall be given written notice stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned.

     10. Rule 144 and Rule 144A. At such time as the Company becomes subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     11. Liquidated Damages. In the event that the Company fails to comply with any provision of Section 2, 3 or 4 hereof upon written request of the Holder(s) of Registrable Securities requesting registration thereunder, the Company shall, within thirty (30) days after the date of receipt by the Company of a demand from such Holder(s) for payment, pay to such Holder as liquidated damages for its noncompliance an amount equal to the Current Market Price multiplied by (x) the number of shares of Common Stock proposed to be sold pursuant to the registration or qualification in question or (y) in the case of a request in accordance with Section 4 hereof for a shelf registration pursuant to Rule 415 under the Securities Act, such lesser number of shares of Common Stock as may be specified by the Holder(s) in such demand for payment; provided, however, that the election of the Holder(s) to demand payment of liquidated damages with respect to less than all of the shares of Common Stock proposed to be sold pursuant to such shelf registration shall not prevent the Holder(s) from any subsequent exercise of registration rights under this Agreement with respect to the shares of Common Stock for which payment was not demanded. Payment of such amount at any closing shall be made in immediately available funds. Upon payment to such Holder of such liquidated damages, such Holder shall assign to the Company the Registrable Securities proposed to be sold pursuant to the registration or qualification (or such lesser number of shares of Registrable Securities as specified in their demand for payment) in question without any representation or warranty (other than that the Holder has not taken any action which would impair its ownership of or right to transfer to the Company the Registrable Securities). At any such closing, the Holders of the Registrable Securities shall deliver the certificates evidencing such securities to the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, any other documents that are necessary to transfer to the Company good title to such of the securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed hereunder. If such liquidated damages are to be paid with respect to less than all of the Warrant Shares issuable upon exercise of the Warrants held by any Holder, the Company shall cancel the Warrants and shall issue in the name of, and deliver to, the Holder, a new certificate or certificates for the Warrants not required to be assigned to the Company pursuant to the provisions of the preceding sentence. The Company agrees that the amount of actual damages that would be sustained by the Holder as a result of the failure of the Company to comply with any provisions of Section 2, 3 or 4 hereof is not capable of ascertainment on any other basis. The Holders hereby acknowledge that the refusal of the Commission to declare effective any registration statement filed by the Company or the inability of any Holder to sell any offered Registrable Securities due to a lack of liquidity or marketability shall not, in and of itself, be evidence of a failure by the Company to comply with Section 2, 3 or 4 hereof.

          "Current Market Price" shall mean the average closing price per share of Common Stock for the forty-five (45) consecutive trading days beginning on the Determination Date. "Determination Date" shall mean, with respect to a requested registration pursuant to Section 2 or 3 of this Agreement, the date which is thirty (30) days after the date of such request, and with respect to a requested registration pursuant to Section 4 of this Agreement, the date which is fifteen (15) days after the date of such request. The closing price for each day shall be, as reported in The Wall Street Journal or, if not reported therein, as reported in another newspaper of national circulation chosen by the Board of Directors of the Corporation, the closing sales price or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the New York Stock Exchange Composite Tape, or it the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on the largest principal national securities exchange on which such stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchanger then the average of the last reported sales price for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if such sales prices shall not be reported thereon, the average of the closing bid and asked prices so reported, or, if such bid and asked prices shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company. If the Company shall not have a class of equity securities registered under the Securities Exchange Act of 1934, as amended, "Current Market Price" shall be determined as follows: first, by an investment banking firm selected by the holders of a majority of the Registrable Securities requested to be included in such registration, which determination shall be made within thirty (30) days after the delivery of the demand for payment, second, if such determination shall not be satisfactory to the Company, as evidenced by a written objection by the Company to the holders of the Registrable Securities requested to be included in such registration, within two weeks of receipt by the Company of such determination, the Company shall be entitled to select an investment banking firm which shall make its own determination within thirty
(30) days of its appointment, and if such determination shall differ by less than 10% from the determination of the investment banking firm selected by the holders of a majority of the Registrable Securities requested to be included in such registration, the Current Market Price shall be the average of such determinations and third, if such determinations shall differ by 10% or more, such investment banking firms shall appoint a third investment banking firm which shall make its own determination within two weeks of its appointment, which determination shall be binding upon the Company and the holders of the Registrable Securities requested to be included in such registration. Any and all determinations made pursuant to this Section 11 shall be performed by an investment banking firm experienced in the conduct of corporate valuations and shall be based upon the fair market value of 100% of the Company on a consolidated basis if sold as a going concern, without giving effect to any discount for lack of liquidity of the shares of Common Stock or to the fact that the shares of Common Stock are privately held or that the Company has no class of equity securities registered under the Securities Exchange Act of 1934, as amended, or to any discount relating to, or reclassification because of, the right of any stockholder, Series C Preferred Stock holder or warrant holder of the Company to sell its shares of Common Stock, Series C Preferred Stock or warrants to the Company. In addition, in making such determination, the investment banking firm shall take into account the valuations associated with recent public offerings of common stock by companies engaged in businesses and with capital structures similar to the Company and such other matters as are relevant to the valuation of the Company.

          Notwithstanding anything herein to the contrary, in determining Current Market Price under this Section 11, (i) any adverse changes in GAAP from the date of original issuance of the Warrants shall be disregarded such that any computations shall be made as if the GAAP change had not been implemented, and
(ii) any dividends paid or redemptions or repurchases of any of the securities of the Company (other than the Series C Preferred Stock) by the Company within one year of the demand for payment hereunder shall be disregarded and any amounts distributed shall be treated as if such amounts had been retained by the Company. All costs of such determinations shall be borne by the Company.

     12. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to the holder of its securities (a) in connection with an incidental registration of such securities equal (other than with respect to the Provident Warrant Shares to the extent permitted herein) or higher priority to the rights granted to the Holders under Sections 2, 3 and 4 of this Agreement or (b) in connection with a demand registration the right to require registration of any of its securities before the earlier of (i) the date on which the holders shall have exercised any demand registration rights under Section 2 hereof or (ii) the Company shall have consummated an IPO and any lock-up period applicable to the Holders of the Registrable Securities shall have terminated.

     13. Benefits of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating any rights enforceable by any other Person.

     14. Complete Agreement. This Agreement constitutes the complete understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by a majority of the Registrable Securities then outstanding and, on the other, by the Company.

     15. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     16. Notices. All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, if to the Company, to it at 2300 N. Barrington, Suite 400, Hoffman Estates, Illinois 60195, Attention: President, and if to any Holder, to the address of such Holder as set forth in the stock transfer books of the Corporation.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to tie other parties of such new address in the manner provided herein for giving notice.

     17. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

     18. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     19. Severability. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.

                              CAREER EDUCATION CORPORATION

                                    /s/ JOHN M. LARSON
                              By:   ________________________________
                                    Name: John M. Larson
                                    Title: President

                              ELECTRA INVESTMENT TRUST P.L.C.

                                    /s/ H.A.L.H. MUMFORD
                              By:   ________________________________
                                    Name: H.A.L.H. Mumford
                                    Title: Director


                              ELECTRA ASSOCIATES, INC.

                                    /s/ R.J. LEWIS
                              By:   ________________________________
                                    Name: R.J. Lewis
                                    Title: Director

                              AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT dated as of ______________, 1998 (this "Agreement") to the Registration Rights Agreement dated as of July 31, 1995 among Career Education Corporation, a Delaware corporation (the "Company"), Electra Investment Trust P.L.C., a corporation organized under the laws of England and Wales, and Electra Associates, Inc., a Delaware corporation (collectively, "Electra").

                              W I T N E S S E T H:

     WHEREAS, the Company and Electra are parties to the Registration Rights Agreement referred to above (the "Securities Purchase Agreement"), under which the Company has granted to Electra certain registration rights as provided therein; and

     WHEREAS, the Company desires, and Electra is willing on the terms and conditions set forth below, to modify certain terms of the Registration Rights Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings specified in the Registration Rights Agreement.

     SECTION 2. Amendment to the Registration Rights Agreement. Effective immediately upon consummation of an IPO, the following provisions to the Registration Rights Agreement shall be modified as provided herein:

          (a) The Preambles to the Registration Rights Agreement are amended by adding the following:

          "WHEREAS, Heller Equity Capital Corporation, a Delaware corporation, is a party to that certain Registration Rights Agreement with the Company dated as of _________________, 1998 (the 'Heller Registration Rights Agreement');"

          (b) Section 1 of the Registration Rights Agreement is hereby amended by adding thereto the following defined term:

          "'Heller' shall mean Heller Equity Capital Corporation, a Delaware corporation, together with its successors and permitted assigns under the Heller Registration Rights Agreement."

          (c) Section 2.1 of the Registration Rights Agreement is hereby amended by deleting the phrase "or to take any action to effect" from the proviso thereof.

          (d) Section 2.1 of the Registration Rights Agreement is hereby further amended by adding to the end thereof the following:

          "; provided, further, however, that if with respect to the last remaining demand registration right the Holders shall not be permitted to include all of the Registrable Securities requested to be so included therein pursuant to the operation of Section 2.5 below, the Holders shall be granted an additional demand registration right exercisable in accordance with this Section 2."

          (e) Section 2.5 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

          "2.5 Limitations on Shares to be Included. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company or the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten or that the inclusion of Additional Shares or Company Shares may adversely affect the sale price (of the shares to be registered) that may be obtained, first the Additional Shares shall be excluded from such registration to the extent so required by such limitation, then the Company Shares shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated (i) first to the Holders, such that the Holders shall be entitled to include a number of shares equal to seventy-five percent (75%) of the shares requested for inclusion in such registration, and
          (ii) the remaining shares, if any, to the Holders and Heller, pro rata based on the number of Registrable Securities or Additional Shares requested to be included in such registration after excluding shares already included in such registration as provided in clause (i) above. If the Company or any Holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such Person may elect to withdraw such Person's Registrable Securities, Additional Shares or Company Shares, as the case may be, therefrom by written notice to the Company, the underwriter and the Initiating Holders. If the withdrawal of any Registrable Securities, Additional Shares or Company Shares, as the case may be, would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, Company Shares or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer first to the Holders and/or Heller, as the case may be, second for the Company's own account and third to the Other Shareholders an opportunity to include additional shares of Registrable Securities, Company Shares or Additional Shares, as the case may be, in the proportions discussed above."

          (f) Section 3.3 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

          "3.3 Limitations on Shares to be Included. With respect to Company registrations or registrations effected by the Company for the account of a security holder or holders exercising any demand registration rights, notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first, to the Company for securities being sold for its own account, second, if any, among Heller and the Holders in the ratio of two-thirds (2/3) to the Holders and one-third (1/3) to Heller, until such time as the Holders hold less than thirty-five percent (35%) of the shares of Registrable Securities held by Electra as of _______________, 1998 (as such number may be adjusted for stock splits, dividends, recapitalizations, reorganizations or similar events), third, if any, among the Holders and Heller pro rata based upon the number of Registrable Securities or Additional Shares, as the case may be, requested to be so included in such registration after excluding shares already included in such registration as provided in clause first and clause second, and fourth, if any, among all officers, directors or Other Shareholders (including those Shareholders exercising demand registration rights and on whose account the Company determined to register its securities pursuant to the exercise of such demand registration right, or otherwise), in each case in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or Additional Shares which they had requested to be included in such registration at the time of filing the registration statement; provided, however, that if such registration is effected by the Company on behalf of Heller exercising any demand registration rights pursuant to the Heller Registration Rights Agreement, the number of shares that are entitled to be included in the registration and underwriting shall be allocated first, to Heller such that the Heller shall be entitled to include a number of shares equal to seventy percent (70%) of the shares requested for inclusion in such registration, second, if any, among the Holders and Heller, pro rata based on the number of Registrable Securities or Additional Shares requested to be included in such registration after excluding any shares already included in such registration as provided in clause first above, third, if any, to the Company for securities being sold for its own account, and fourth, if any, among all officers, directors or Other Shareholders (including those shareholders (other than Heller) exercising demand registration rights and on whose account the Company determined to register its securities pursuant to the exercise of such demand registration right, or otherwise). If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom any written notice to the Company and the underwriter."

          (g) Section 3.4 of the Registration Rights Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following:

          "If the withdrawal of any Registrable Securities or Additional Shares would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer first to the Holders and/or Heller and second to the Other Shareholders an opportunity to include additional shares of Registrable Securities or Additional Shares, as the case may be, in the proportions discussed in Section 3.3 above."

     SECTION 3. Representations and Warranties. In order to induce Electra to enter into this Agreement, the Company hereby represents and warrants to Electra that the Company has full power, right and legal authority to execute, deliver and perform its obligations under this Agreement. The Company has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally. The Company hereby ratifies and reaffirms the Registration Rights Agreement as amended hereby.

     SECTION 4. Reference to and Effect on the Documents. (a) Each reference in the Registration Rights Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Registration Rights Agreement in any Related Documents shall mean and be a reference to the Registration Rights Agreement as amended hereby.

          (b) Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect and is hereby ratified, confirmed and acknowledged by the Company. The amendments set forth above are limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of the Registration Rights Agreement, except in each case as expressly provided herein, or (ii) prejudice any right or rights which Electra or the Company may now or in the future have in connection with the Registration Rights Agreement.

     SECTION 5. Fees and Expenses. The Company agrees to pay Electra all costs and expenses, including, without limitation, all reasonable fees and disbursements of counsel, incurred by Electra in connection with the preparation, reproduction, execution and delivery of this Agreement and any other instruments and documents to be delivered hereunder or in connection herewith.

     SECTION 6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard for its conflict of laws principles.

     SECTION 7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     SECTION 8. Successors. This Agreement shall be binding upon the heirs, successors and assigns of the parties hereto.

     SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    CAREER EDUCATION CORPORATION

                                    By:__________________________________
                                       Name:
                                       Title:


                                    ELECTRA INVESTMENT TRUST P.L.C.

                                    By:__________________________________
                                       Name:
                                       Title:


                                    ELECTRA ASSOCIATES, INC.

                                    By:__________________________________
                                       Name:
                                       Title: